Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2019	2018					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q
Sales	$10,816	$10,037	$10,465	$10,794	$10,998	$42,294	8%

Costs, Expenses and Other
Cost of sales	3,052	3,184	3,417	3,619	3,289	13,509	-4%
Selling, general and administrative	2,425	2,508	2,508	2,443	2,643	10,102	-3%
Research and development	1,931	3,196	2,274	2,068	2,214	9,752	-40%
Restructuring costs	153	95	228	171	138	632	61%
Other (income) expense, net	188	(291)	(48)	(172)	110	(402)	*
Income Before Taxes	3,067	1,345	2,086	2,665	2,604	8,701	*
Taxes on Income	205	604	370	707	826	2,508
Net Income	2,862	741	1,716	1,958	1,778	6,193	*
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(53)	5	9	8	(49)	(27)
Net Income Attributable to Merck & Co., Inc.	$2,915	$736	$1,707	$1,950	$1,827	$6,220	*
Earnings per Common Share Assuming Dilution	$1.12	$0.27	$0.63	$0.73	$0.69	$2.32	*

Average Shares Outstanding Assuming Dilution	2,603	2,710	2,696	2,678	2,634	2,679
Tax Rate	6.7%	44.9%	17.8%	26.5%	31.7%	28.8%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

FIRST QUARTER 2018

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)	Adjustment Subtotal	Non-GAAP
Cost of sales	$3,184	734		6			740	$2,444
Selling, general and administrative	2,508	8		1			9	2,499
Research and development	3,196	1		2		1,400	1,403	1,793
Restructuring costs	95			95			95	—
Other (income) expense, net	(291)	(10)				(22)	(32)	(259)
Income Before Taxes	1,345	(733)		(104)		(1,378)	(2,215)	3,560
Income Tax Provision (Benefit)	604	(91	)(4)	(21	)(4)	5 (4)	(107)	711
Net Income	741	(642)		(83)		(1,383)	(2,108)	2,849
Net Income Attributable to Merck & Co., Inc.	736	(642)		(83)		(1,383)	(2,108)	2,844
Earnings per Common Share Assuming Dilution	$0.27	(0.24)		(0.03)		(0.51)	(0.78)	$1.05

Tax Rate	44.9%							20.0%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect increases in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net reflect royalty income, partially offset by an increase in the estimated fair value measurement of liabilities for contingent consideration related to the termination of Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Amount included in research and development expenses represents an aggregate charge related to the formation of a collaboration with Eisai Co., Ltd.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

FIRST QUARTER 2019

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	1Q 2019	1Q 2018	% Change	1Q 2019	1Q 2018	% Change	1Q 2019	1Q 2018	% Change

TOTAL SALES (1)	$10,816	$10,037	8	$4,515	$4,133	9	$6,301	$5,904	7
PHARMACEUTICAL	9,663	8,919	8	4,175	3,716	12	5,488	5,202	5
Oncology
Keytruda	2,269	1,464	55	1,284	838	53	985	626	57
Emend	117	125	-7	63	79	-20	53	46	15
Alliance Revenue - Lynparza	79	33	141	50	24	110	29	9	*
Alliance Revenue - Lenvima	74			50			24
Vaccines (2)
Gardasil / Gardasil 9	838	660	27	362	380	-5	476	280	70
ProQuad / M-M-R II / Varivax	496	392	27	343	312	10	153	80	91
RotaTeq	211	193	10	154	151	2	57	42	35
Pneumovax 23	185	179	3	125	112	12	59	66	-10
Vaqta	47	37	28	29	18	58	18	18	-1
Hospital Acute Care
Bridion	255	204	25	119	80	48	136	124	10
Noxafil	190	176	8	91	81	12	99	94	5
Cubicin	88	98	-10	42	47	-10	46	51	-10
Invanz	72	151	-53	14	91	-85	58	60	-4
Cancidas	61	91	-33	1	3	-66	60	88	-31
Primaxin	59	72	-19		5	-95	59	67	-13
Immunology
Simponi	208	231	-10				208	231	-10
Remicade	123	167	-26				123	167	-26
Neuroscience
Belsomra	67	54	24	24	23	1	44	31	41
Virology
Isentress / Isentress HD	255	281	-9	108	128	-16	147	152	-3
Zepatier	114	131	-13	33		*	81	131	-38
Cardiovascular
Zetia	140	305	-54		17	-98	140	287	-51
Vytorin	97	167	-42	3	8	-64	94	158	-40
Atozet	94	73	29				94	73	29
Adempas	90	68	33				90	68	33
Diabetes (3)
Januvia	824	880	-6	384	465	-17	440	416	6
Janumet	530	544	-2	167	192	-13	364	352	3
Women’s Health
NuvaRing	219	216	1	185	171	9	34	46	-26
Implanon / Nexplanon	199	174	14	149	128	16	50	46	8
Diversified Brands
Singulair	191	175	9	5	6	-4	186	170	10
Cozaar / Hyzaar	103	120	-14	4	7	-41	99	113	-12
Nasonex	96	122	-22	(1)	1	-152	97	121	-20
Arcoxia	75	83	-10				75	83	-10
Follistim AQ	57	67	-15	29	29	1	28	39	-28
Other Pharmaceutical (4)	1,140	1,186	-4	358	320	12	782	867	-10

ANIMAL HEALTH	1,025	1,065	-4	294	307	-4	731	758	-4
Livestock	611	652	-6	117	124	-6	494	529	-7
Companion Animals	414	413		177	183	-3	237	229	3

Other Revenues (5)	128	53	139	46	110	-58	82	(56)	*

* 200% or greater

(1)     Only select products are shown.

(2)     Total Vaccines sales were $1,887 million and $1,561 million on a global basis for first quarter 2019 and 2018, respectively.

(3)     Total Diabetes sales were $1,402 million and $1,433 million on a global basis for first quarter 2019 and 2018, respectively.

(4)     Includes Pharmaceutical products not individually shown above.

(5)     Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	2019	2018					% Change
	1Q	1Q	2Q	3Q	4Q	Full Year	1Q

TOTAL PHARMACEUTICAL	$9,663	$8,919	$9,282	$9,658	$9,830	$37,689	8

United States	4,175	3,716	3,841	4,649	4,402	16,608	12
% Pharmaceutical Sales	43.2%	41.7%	41.4%	48.1%	44.8%	44.1%

Europe (1)	2,335	2,402	2,322	2,114	2,237	9,076	-3
% Pharmaceutical Sales	24.2%	26.9%	25.0%	21.9%	22.8%	24.1%

Japan	779	718	834	740	835	3,127	8
% Pharmaceutical Sales	8.1%	8.1%	9.0%	7.7%	8.5%	8.3%

Asia Pacific	1,367	1,112	1,224	1,054	1,199	4,589	23
% Pharmaceutical Sales	14.1%	12.5%	13.2%	10.9%	12.2%	12.2%

China	725	459	530	488	601	2,077	58

Latin America	427	398	459	493	530	1,880	7
% Pharmaceutical Sales	4.4%	4.5%	4.9%	5.1%	5.4%	5.0%

Eastern Europe/Middle East Africa	343	335	356	347	349	1,388	2
% Pharmaceutical Sales	3.6%	3.8%	3.8%	3.6%	3.6%	3.7%

Canada	177	196	192	177	211	776	-10
% Pharmaceutical Sales	1.8%	2.2%	2.1%	1.8%	2.1%	2.1%

Other	60	42	54	84	67	245	43
% Pharmaceutical Sales	0.6%	0.5%	0.6%	0.9%	0.7%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	1Q19	1Q18
Interest income	$(89)	$(85)
Interest expense	209	185
Exchange losses	101	7
Loss (income) from investments in equity securities, net (1)	25	(25)
Net periodic defined benefit plan (credit) cost other than service cost	(141)	(135)
Other, net	83	(238)
Total	$188	$(291)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.